VONTOBEL Annual Report to Shareholders 2000



                            Vontobel U. S. Value Fund
                       Vontobel International Equity Fund
                      Vontobel Eastern European Equity Fund



                              Vontobel Funds, Inc.

CONTENTS


      Vontobel U. S. Value Fund                                     2
      Vontobel International Equity Fund                           13
      Vontobel Eastern European Equity Fund                        27

VONTOBEL U.S. VALUE FUND
ANNUAL REPORT 2000

Dear Shareholder:

Last July we wrote in our semi-annual shareholder letter that "we strongly believe that 2000 presents a unique opportunity for investors to benefit from substantial outperformance in the long-ignored non-tech and non-telecom areas of the market." Happily, our confidence in the fundamental value of our holdings proved to be warranted. Faced with growing evidence of an economic slowdown, investors discarded their wildly optimistic expectations for technology stocks, which had been priced for perfection. The broad market rotation into "old economy" sectors intensified as the year drew to a close. During the fourth quarter the Nasdaq lost 39%, over 50% off its March high. The S&P 500 Index posted a 7.8% fourth quarter loss, reflecting the dramatic reduction in estimates for earnings growth among S&P 500 companies, especially in the technology and consumer cyclical sectors.

In one of the strongest quarters in its history, Vontobel U.S. Value Fund surged 20.3% in the fourth quarter, building on its 12.4% third quarter gain. For the year, Vontobel U.S. Value Fund produced a positive total return of 35.2% vs. a decline of 9.1% for the S&P 500 Index. This turnaround was gratifying, indeed, following the fund's 14.1% loss in 1999 while the S&P 500 (whose oscillations were dominated by a handful of large cap technology stocks) rose 21.0% for a fifth consecutive year of double-digit returns.

Despite the previous two years of underperformance in 1998 and 1999, after 2000's dramatic comeback the fund's 10-year record managed to exceed that of the S&P 500 during a period when the index bested most fund managers, no matter what their investment approach. A $100 investment in Vontobel U.S. Value Fund would have grown to $514.14 during the 10-year period ending December 31, 2000, at an annualized rate of 17.8%. A similar investment in the S&P 500 would have grown to $499.92 during the 10-year period at an annualized rate of 17.5%. We are pleased to add to the statistical evidence that value investing, while offering a greater margin of safety than growth investing, has rewarded long-term investors with comparable returns over the long haul.

The irony of our "poor" 1999 performance and our "excellent" 2000 results is that the composition of our portfolio has hardly changed in the course of the past two years! Despite tremendous pressure from adverse market sentiment, we stuck with our discipline, the same approach that has served us well for more than 12 years. We did so because, regardless of what was going on around us, we believed that our investment approach made sense. The stocks that were despised and ignored by investors in 1999 (especially in the insurance and financial sectors) were the same ones that soared in 2000. Bermuda-based reinsurer Ace Limited rose 154% in 2000, auto insurer Mercury General 97%, and property & casualty insurers Old Republic and Chubb 135% and 55% respectively. We trimmed Chubb and Horace Mann, and took profits in some outstanding insurance performers, like AIG and RenaissanceRe, as they approached fair value. Despite their outsized gains in 2000, we believe that our insurance holdings are still somewhat undervalued. The turnaround in the pricing cycle in the insurance sector has only just begun and could prove to be a multi-year phenomenon. The sector is also ripe for consolidation and could benefit from a pick-up in merger and acquisition activity.

After declining 10% in the first half, Fannie Mae and Freddie Mac, two of the fund's core positions, rebounded strongly to end the year with 39% and 46% gains respectively. We trimmed these positions during the quarter to an aggregate 11% of portfolio assets (vs. 20% a year ago). Fannie Mae and Freddie Mac have delivered double-digit earnings growth through a variety of challenging interest rate cycles and could continue to do well if a slower economy brings lower mortgage rates and a refinancing boom. We estimate that these stocks could appreciate another 14%-18% before reaching our estimate of fair value. Another core holding, Berkshire Hathaway, advanced 27% in 2000, and we believe it is still approximately 35% undervalued. It's worth pointing out that, after a long period of relative inactivity, Berkshire Hathaway has recently invested heavily in the "old economy", via its acquisitions of Shaw Industries, Johns Manville, Benjamin Moore and a stake in USG Corporation, as well as the junk bonds of insurer Conseco and financing company Finova, rather than in any of the downtrodden tech and telecom sectors.

Outside the financial arena, the fund benefited from strong performances in CVS, Valassis Communications, Health Management Associates and Home Depot, the last two of which we sold as they approached our estimate of fair value.

Some of the portfolio's malingerers from 1999 are still with us. Reflecting our loss of confidence in its near-term prospects, we scaled back our position in UnumProvident, now about 4% of fund assets vs. 10% a year ago. Although the stock has slid 16% this year, we remain confident that its dominant share in the disability insurance business will again enable it to grow earnings at a double-digit rate. We anticipate a 40% gain in the stock from current levels. Other disappointments have been the media franchises Knight-Ridder and Gannett, hurt by weak advertising, and consumer franchises McDonald's and Gillette, hurt by the weak euro and, in the case of the latter, disappointing revenues in the Duracell division.

So, where do we go from here? During the first two weeks of 2001, defensive issues sold off as the Fed's rate cut sent investors piling back into tech stocks and cyclicals, which are presumed to have the greater potential for a rebound. We're not convinced that this will be the case. Regarding technology, there is a risk that the Fed's rate cut actions may not be sufficient to avert a recession, especially since overinvestment in the tech area may be one of the principal causes of the current slowdown. Contrarians that we are, we've been looking for opportunities in the defensive sectors that weakened in January, and have revisited some of the solid performers that we sold or trimmed last year, e.g., we re-established a position in Health Management Associates and have added to Chubb. We've also put new money to work in existing positions such as Berkshire Hathaway, Watts Industries and Valassis Communications. The fund's overall valuation remains attractive, with a price to earnings multiple of 19X, vs. 26X for the S&P 500.

In this post-bubble investment landscape, an investment strategy based on fundamental stockpicking may produce higher returns than the indexing strategy that has been tough to beat in the recent past. Typically, changes from one style of investing to another are a multi-year phenomenon, so we may be on the threshold of a period of outperformance by value managers, just as occurred after the "Nifty 50" bubble burst in 1973-1974. Regardless of what the future holds, our shareholders can rest assured that we will stick to our guns and continue to be guided by the same weathered but reliable compass that has guided us over so many turbulent seas during the last 12 years.

Edwin Walczak
Fund Manager
January 29, 2001

                               Top Holdings Report
                            Vontobel U.S. Value Fund
                                   12/31/00
Security                                                          Weight
--------                                                          ------
Berkshire Hathaway             Multiline Insurance                  12.4%
Markel                         Multiline Insurance                   6.6%
Mercury General                Property/Casualty Insurance           5.7%
Fannie Mae                     Diversified Financial Services        5.6%
Old Republic International     Property/Casualty Insurance           5.6%
Freddie Mac                    Diversified Financial Services        5.5%
Knight-Ridder                  Media                                 4.2%
Ace Ltd.                       Property/Casualty Insurance           4.1%
Gannett                        Media                                 4.1%
UnumProvident                  Life/Health Insurance                 3.7%

COMPARISON OF $10,000 INVESTMENT IN
VONTOBEL U. S. VALUE FUND vs. S&P 500*


[Start graph])



DATE                  Vontobel U. S.       S&P 500
                      Value Fund

 3/30/90              $ 10,000             $ 10,000
12/31/90              $  9,011             $  9,990
12/31/91              $ 12,371             $ 13,034
12/31/92              $ 14,343             $ 14,027
12/31/93              $ 15,205             $ 15,440
12/31/94              $ 15,208             $ 15,644
12/31/95              $ 21,347             $ 21,523
12/31/96              $ 25,887             $ 26,465
12/31/97              $ 34,770             $ 35,295
12/31/98              $ 39,883             $ 45,377
12/31/99              $ 34,270             $ 54,924
12/31/00              $ 46,327             $ 49,924


[End Graph]


Past Performance is not predictive of future performance.


* The Standard & Poor's 500 Index (the "S&P 500") is an unmanaged index of 500 stocks of a representative sampling of leading U. S. companies based on market size, liquidity and industry group representation. Returns include dividends and distributions and are expressed in US

(The comparative index is not adjusted to reflect expensed that the SEC requires to be reflected in the fund's performance.)

-------------------------------------------------------------------------------
        Average Annual Total Returns for Periods ended December 31, 2000

   1 Year            5 Years         10 Years          Since inception 03/30/90
   35.18%             16.76%          17.79%                  15.31%
Performance figures assume the reinvestment of all dividends and distributions.
-------------------------------------------------------------------------------

Vontobel U.S. Value Fund

                  SCHEDULE OF PORTFOLIO INVESTMENTS
                          December 31, 2000


 Number
   of                                                                 Market
 Shares       Security Description                                    Value
---------     ---------------------                                  ----------

              Common Stock:                           87.05%

              Banks:                                   2.40%
 103,213      California Center Bank                                 $2,102,965
  21,500      Wells Fargo & Company                                   1,197,281
                                                                     ----------
                                                                      3,300,246
                                                                     ----------

              Chemicals:                               2.11%
 110,200      The Sherwin-Williams Co.                                2,898,562
                                                                     ----------

              Cosmetics/Personal Care:                 2.42%
  92,000      The Gillette Co.
                                                                      3,322,337
                                                                     ----------

              Divesified Financial Services:          10.75%
  85,724      Fannie Mae                                              7,436,557
 106,200      Freddie Mac                                             7,314,525
                                                                     ----------
                                                                     14,751,082
                                                                     ----------

              Home Furnishings:                        1.98%
  81,400      Ethan Allen Interiors, Inc.                             2,725,713
                                                                     ----------

              Industrial Machinery:                    2.30%
 227,200      Watts Industries "A"                                    3,151,375
                                                                     ----------

              Life & Health Insurance                  6.53%
  107000      Torchmark Corp.                                         4,124,357
 179,636      UnumProvident  Corp.                                    4,834,767
                                                                     ----------
                                                                      8,959,124
                                                                     ----------

              Media:                                   9.27%
  86,000      Gannett Co., Inc.                                       5,421,525
  97,700      Knight-Ridder, Inc.                                     5,555,406
  55,000      Valassis Communications, Inc.*                          1,739,775
                                                                     ----------
                                                                     12,716,706
                                                                     ----------

              Multiline Insurance:                    21.24%
     231      Berkshire Hathaway, Inc.  "A" *                        16,390,501
 187,300      Horace Mann Educators Corp.                             4,011,837
  48,300      Markel Corp.*                                           8,742,344
                                                                     ----------
                                                                     29,144,682
                                                                     ----------

              Property/Casualty Insurance:            21.71%
 130,000      ACE Ltd.                                                5,518,212
  34,600      The Chubb Corp.                                         3,000,489
  93,400      Cincinnati Financial Corp.                              3,698,038
 124,500      IPC Holdings, Ltd.*                                     2,624,206
 172,900      Mercury General Corp.                                   7,589,482
 230,225      Old Republic International Corp.                        7,366,750
                                                                     ----------
                                                                     29,797,177
                                                                     ----------

              Retail:                                  6.34%
  13,000      CVS Corp.                                                 779,188
 196,750      Dollar General Corp.                                    3,705,882
 124,000      McDonald's Corp.                                        4,217,175
                                                                     ----------
                                                                      8,702,245
                                                                     ----------

              Total Investments:
              (Cost: $100,982,823)**                  87.05%       $119,469,249
              Other assets, net                       12.95%         17,768,613
                                                    -------        ------------
              Net Assets                             100.00%       $137,237,862
                                                    =======        ============

 *Non-income producing
**Cost for Federal income tax purposes is $100,982,823 and net unrealized appreciation consists of:


              Gross unrealized appreciation                  $18,486,426
              Gross unrealized depreciation                          ---
                                                             -----------
              Net unrealized appreciation                    $18,486,426
                                                             ===========


See Notes to Financial Statements

VONTOBEL U.S. VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

Assets
Investments at value (identified cost of$100,982,823)
(Notes 1& 3)                                                       $119,469,249
Cash                                                                 25,854,992

Receivables:
      Capital stock sold                           $ 5,070,259
      Dividends                                         38,784
      Investments sold                                 596,255
                                                   -----------
                                                                      5,705,298
                                                                   ------------
Total Assets                                                        151,029,539
                                                                   ------------

Liabilities
   Payables:
      Investments purchased                         13,661,346
      Capital stock redeemed                               900
      Investment management fees                        94,556
                                                   -----------
                                                                     13,756,802
   Accrued expensed                                                      34,875
                                                                   ------------
Total Liabililtes                                                    13,791,677
                                                                   ------------
Net Assets                                                         $137,237,862
                                                                   ============

Net Asset Value, Offering and Redemption Price Per Share
 ($137,237,862 / 7,116,115 shares outstanding)                     $      19.29
                                                                   ============

At  December  31,  2000,  there were  50,000,000  share
  of $.01 par value stock authorized and components of net
  assets are:
   Paid in capital                                                 $125,399,024
   Undistributed net investment income                                  143,698
   Net unrealized appreciation on investments                        18,486,426
   Accumulated net realized loss on investments                      (6,791,286)
                                                                   ------------
   Net Assets                                                      $137,237,862
                                                                   ============


See Notes to Financial Statements

Vontobel U.S. Value Fund
STATEMENT OF OPERATIONS
YEAR ENDING DECEMBER 31, 2000

Investment Income
Income:
  Interest                                              $285,033
  Dividend                                               899,750
  Other income                                            37,902
                                                        --------
Total income                                                         $1,222,685
                                                                     ----------

Expenses:
   Investment management fees (Note 2)                   616,564
   Recordkeeping and administrative services(Note 2)     120,929
   Shareholder servicing and reports (Note 2)             90,975
   Transfer agent fees (Note 2)                           92,238
   Custodian and accounting fees                          43,901
   Filing and registration fees (Note 2)                  17,317
   Legal and audit fees                                   39,417
   Other                                                  57,646
                                                        --------
 Total expenses                                                       1,078,987
                                                                    -----------
   Net investment income                                                143,698
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on innvestments                                 (3,954,975)
   Net change in unrealized depreciation on investments              25,841,599
                                                                    -----------
   Net gain on investments                                           21,886,624
                                                                    -----------
   Net increase in net assets resulting from operations             $22,030,322
                                                                    ===========

See Notes to Financial Statements

VONTOBEL U.S. VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                     Years ending December 31,
                                                     -------------------------
                                                          2000           1999
                                                          ----           ----
OPERATIONS
   Net investment income                            $    143.698   $    529,027
   Net realized loss on investments                   (3,954,975)    (2,836,311)
   Change in unrealized (appreciation)
    depreciation on investments                       25,841,599    (18,597,297)
                                                    ------------   ------------
   Net increase (decrease) in net assets
   resulting from operations                          22,030,322    (20,904,581)

DISTRIBUTION TO SHAREHOLDERS FROM
   Net investment income ($ -- and, $.11
   per share, respectively)                                ---        (725,107)
CAPITAL SHARE TRANSACTIONS
   Net increase (decrease) in net assets
   resulting from capital share transaction*          43,727,477   (107,353,117)
                                                    ------------   ------------
   Net increase (decrease) in net assets              65,757,799   (128,982,805)
   Net assets at beginning of year                    71,480,063    200,462,868
                                                    ------------   ------------
NET ASSETS at the end of year                       $137,237,862  $  71,480,063
                                                    ============  =============

*A summary of capital share transactions follows:


                                          Years ended December 31,
                               ------------------------------------------------
                                      2000                     1999
                               ---------------------   ------------------------
                              Shares        Value        Shares       Value
                            ---------   ------------   ---------  -------------
Shares sold                 5,596,406   $ 95,542,721   1,958,018  $  31,261,054
Shares reinvested from
distributions                   -            -            44,006        664,930
Shares redeemed            (3,489,781)   (51,815,244) (8,975,932)  (139,279,101)
                           ----------   ------------   ---------   ------------
Net increase (decrease)     2,106,625   $ 43,727,477  (6,973,908) $(107,353,117)
                           ==========   ============   =========  =============

See Notes to Financial Statements

VONTOBEL U.S. VALUE FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                                         Years ended December 31,
                                                             --------------------------------------------------
                                                                2000      1999         1998      1997      1996
                                                                ----      ----         ----      ----      ----
Per Share Operating Peformance
Net asset value, beginning of year                            $14.27     $16.73      $16.51    $13.78    $13.25
Income from investment operations
   Net investment income                                        0.02       0.07        0.22      0.10      0.17
   Net realized and unrealized gain(loss) on investments        5.00      (2.42)       2.06      4.61      3.65
                                                              ------     ------      ------    ------   -------
Total from investment operations                                5.02      (2.35)       2.28      4.71      2.82
                                                              ======     ======      ======    ======   =======
Less distributions
   Distributions from net investment income                        -      (0.11)      (0.16)    (0.10)    (0.19)
   Distributions from realized gain on investments                 -         -        (1.90)    (1.88)    (2.10)
                                                              ------     ------       -----     -----    ------
Total distributions                                                -      (0.11)      (2.06)    (1.98)    (2.29)
                                                              ------     ------       -----    ------    ------
Net asset value, end of year                                  $19.29     $14.27      $16.73    $16.51    $13.78
                                                              ======     ======      ======    ======    ======

Total Return                                                   35.18%    (14.07%)     14.70%    34.31%    21.28%

Ratios/Supplemental Data
Net assets, end of year (000's)                             $137,238    $71,480    $200,463  $203,120   $69,552
Ratio to average net(A)
   Expenses - (B)                                               1.75%      1.87%       1.46%     1.61%     1.48%
   Expenses - net (C)                                           1.75%      1.87%       1.45%     1.58%     1.43%
   Net investment income                                        0.23%      0.40%       0.93%     0.72%     0.63%
Portfolio turnover rate                                       103.76%     66.62%     122.71%    89.76%   108.36%



(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by .02% in 1999, 0.01% in 1998, 0.02% in 1997 and 0.04% in 1996.
(B) Expense ratio has been increased to include additional custodian fees in 1998, 1997 and 1996 which were offset by custodian fee credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits the Fund received.

See Notes to Financial Statements

Vontobel U.S. Value Fund
Notes to the Financial Statements
December 31, 2000
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES-The Vontobel U.S. Value Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a non-diversified open-end management company. The Fund was established in March 30, 1990 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock. The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

The investment objective of the Fund is to achieve long-term capital returns of the broad market by investing in a continuously managed non-diversified portfolio of U.S. equity securities.

A. Security Valuation. Investments in securities traded on a national securities exchange or included in the NASDAQ National Market System are valued at the last reported sales price; other securities traded in the over-the-counter market and listed securities for which no sale is reported on that date are valued at the last reported bid price. Short-term investments (securities with a remaining maturity of sixty days or less) are valued at cost which, when combined with accrued interest, approximates market value.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has capital loss carryforwards available to offset future capital gains, if any, of $6,791,286 of which $730,305 expires in 2007 and $6,060,981 expires in 2008.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.


NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER-Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA Inc.("VUSA") provides investment services for an annual fee of 1.00% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million. In the interest of limited expenses of the Fund, VUSA has entered into a contractual expense limitation agreement with the Fund. Pursuant to the agreement, VUSA has agreed to waive or limit its fees and to assume other expenses so that the total annual operation expenses are limited to 1.75% of average daily net assets. This limit does not apply to interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $140,916 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $100,622 for its services for the year ending December 31, 2000.

To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short-term investing, the Fund charges a 2% fee on such redemption of shares held less than three months. Such fees amounted to $141,667, for the year ended December 31, 2000, representing 0.23% of average net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS-Purchases and sells of securities other than short-term notes aggregated $99,595,506 and $61,394,726, respectively.

NOTE 4-DISTRIBUTIONS TO SHAREHOLDERS-Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distribution differences are primarily due to differing treatments for equalization and post-October capital losses.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of Vontobel Funds, Inc.
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel U.S. Value Fund, a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel U.S. Value Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 18, 2001

VONTOBEL INTERNATIONAL EQUITY FUND
ANNUAL REPORT 2000

Dear Shareholder:

Regression to the mean drove global markets lower in 2000, in conjunction with plunging earning estimates and the slowdown in the US economy. During the first six months we significantly reduced our exposure to TMT (technology, media and telecom) stocks. However, we did not escape the global selloff in these issues, which were dumped by investors regardless of their individual merits.

Vontobel International Equity Fund produced a negative return of (18.70%) for the year, vs. a return of (14.17%) for Morgan Stanley Capital International's EAFE Index. The portfolio suffered from negative performance in such sectors as IT (e.g., SAP and Fujitsu, both of which we sold); consumer electronics (e.g., Sony, which we sold, and Philips, which we reduced); telecom (e.g., Vodafone, to which we added, and NetCom, a new purchase); semiconductors (e.g., Tokyo Electron, to which we added, and STMicroelectronics, which we sold); and media (e.g., WPP). Our positions in defensive sectors like consumer staples (e.g., Unilever, Nestle), pharmaceuticals (e.g., Eisai), industrials (e.g., Assa Abloy, Suez Lyonnaise) and insurance stocks (e.g., Prudential, Swiss Re) performed well, somewhat offsetting the portfolio's decline.

In the fourth quarter we completely unhedged our exposure against the euro, Swiss franc and pound sterling and initiated a hedge of close to 20% against the yen. The value added by our hedges over the last 12 months was not enough to offset the 6% year-over-year depreciation of the euro against the dollar.

The lesson from the devastation in the technology sector in 2000 is that you shouldn't value stocks on a relative basis. We don't. We value tech firms in the same manner as all the companies in our investable universe, by performing a discounted cash flow calculation. Our tech holdings have a high level of visibility, low cyclicality, strong financials, and a consistent track record. These are requirements for all of our investments, whatever their business. In line with our investment discipline, we've avoided startups (due to the lack of a track record and high valuations) and stayed away from most firms focusing solely on hardware or software.

Now that the global tech bubble has deflated and market multiples have contracted, for the sanity of all investors, what's next? Let's start by reminding ourselves that, even before last year's multiple contraction, valuations in European equity markets had not been particularly stretched (except for the Frankfurt-based New Market, in which we did not invest). For the past 30 years European stocks have traded at a price to cash earnings discount to their US counterparts. And that's not because growth was worse in Europe - the growth rate of European firms throughout the period actually exceeded that of US firms by a margin of 35 basis points. Underlying this disparity in market valuation was Europe's lack of a broad shareholder base and lack of accounting transparency in the `70s and `80s.

European stocks today are about 20% cheaper than in the US and growth rates are about 35% higher. European CEOs have made great strides in creating shareholder value, as reflected in the rising returns on equity and returns on assets over the last five years of such firms as Allianz, Societe Generale, AstraZeneca, Assa Abloy and Unilever. Ongoing privatization has put pressure on European firms to focus on core activities and produce better returns, and has accelerated the de-institutionalization of European equity markets. This in turn has prompted a frenzy of merger and acquisition activity. Another positive factor has been the adoption of international accounting standards, similar to US GAAP, which has resulted in greater accountability and heightened investor confidence. These secular changes will, over time, drive a significant revaluation of many European corporations.

Shareholder value creation has made far fewer inroads in Japan, which remains mired in its worst period of growth since 1945. In a reversal of its 1999 performance, the Nikkei Index was last year's biggest loser, declining 34.3%. Despite severe structural problems in Japan's domestic economy, we've consistently been able to benefit from unique growth opportunities in several companies that have generated strong recurring profits over the last five years, such as Rohm, Murata and Hoya, all producers of electronic components. We purchased these companies at significant discounts to their intrinsic worth and have seen their stocks go through an extraordinary multiple expansion over the last few years. Again this year we shunned the troubled banking sector, which has been unable to generate returns on equity in excess of 4%-5%. During the second half, we reduced our weighting in Japan to 16%, vs. approximately 23% for the EAFE Index.

We believe that international equity valuations are far from being stretched, especially after factoring in the lower cost of capital for the companies in our investable universe. Central bankers have been preemptive in curbing inflation risk throughout 2000 and, with US and European 10-year bond yields converging to about 5% at year end, bond markets seem to have discounted a gloomy economic environment. Historically, such low yields have provided a solid cushion to equity markets. The equity risk premium stands at 6%, 30% lower than the historical norm.

Technological innovation will continue to force firms to operate more efficiently and increase productivity. Earnings expectations, even after downward revisions, are on average 14% for Europe and 19% for Japan. Stronger than average growth rates should support the multiple expansion of our core holdings in 2001. The fund trades at a 23X price to earnings multiple with an expected growth rate of 21%, significantly higher than that of the benchmark. On a discounted cash flow basis the fund trades on a weighted average at an estimated 8% discount to intrinsic worth. While we certainly don't expect to replicate 1999's returns of close to 50%, it may not be unreasonable to expect returns in the range of 12%-15%.

Fabrizio Pierallini, Fund Manager
Rajiv Jain, Associate Fund Manager
January 29, 2001


                        Regional Allocation vs. MSCI EAFE

                                    VNEPX           EAFE
                                    -----           ----
           Continental Europe       54.4%           49.5%
           Great Britain            18.4%           21.9%
           Japan                    16.2%           22.6%
           Pacific Rim               7.2%            5.9%



                               Top Holdings Report
                       Vontobel International Equity Fund
                                   12/31/00
Security                                                         Weight
--------                                                         ------
Roche                     Pharmaceuticals                         2.8%
Nokia                     Telecommunications                      2.3%
Vodafone                  Telecommunications                      2.2%
Aegon NV                  Multiline Insurance                     2.1%
Credit Suisse Group       Banking                                 2.0%
Capita Group              Commercial Services & Supplies          1.8%
Takeda Chemical           Medical/Drugs                           1.8%
Assa Abloy                Metal Processors/Fabrication            1.6%
Total Fina Elf            Oil & Gas                               1.6%
Axa                       Multiline Insurance                     1.6%

COMPARISON OF $10,000 INVESTMENT IN
VONTOBEL INTERNATIONAL EQUITY FUND VS.
MSCI EAFE* INDEX FROM 7/6/90**




[Start graph])



  DATE                  Vontobel International
                           Equity Fund              MSCI EAFE

  7/6/90                    $10,000                 $10,000
12/31/90                    $ 8,709                 $ 8,725
12/31/91                    $ 9,984                 $ 9,815
12/31/92                    $14,218                 $ 8,653
12/31/93                    $13,463                 $11,503
12/31/94                    $17,464                 $12,431
12/31/95                    $19,068                 $13,867
12/31/96                    $22,265                 $14,750
12/31/97                    $22,475                 $15,054
12/31/98                    $23,181                 $18,116
12/31/99                    $24,339                 $23,058
12/31/00                    $26,519                 $19,791


[End Graph]


Past Performance is not predictive of future performance.


* Morgan Stanley Capital International Europe, Australasia, Far East Index ("MSCI EAFE") is an unmanaged index of more than 1,100 common stock securities issued by foreign companies. Returns include dividends and are expressed in US$.

(The comparative index is not adjusted to reflect expenses that the SEC requires to be reflected in the fund's performance.)


--------------------------------------------------------------------------------
        Average Annual Total Returns for Periods ended December 31, 2000

    1 Year          5 Years          10 Years      Since inception 07/06/90
   (18.70%)          12.18%           11.78%               9.75%

Performance figures assume the reinvestment of all dividends and distributions.
--------------------------------------------------------------------------------

**On July 6, 1990, Vontobel USA Inc. became the Investment Advisor to the Fund and the fund's investment objective was changed. Previous periods during which the fund was advised by other investment Advisors are not shown in the graph.

Vontobel International Equity Fund

             SCHEDULE OF PORTFOLIO INVESTMENTS
                     December 31, 2000

Number of                                                               Market
Shares      Security Description                                         Value
----------  ------------------------------------                    -----------
            Common Stock:                              96.22%


            Finland:                                    3.30%
   39,300   AB Hartwell Class A OY (Beverages)                      $   756,828
   69,500   Nokia ADR (Communications Equipment)                      3,023,250
   34,000   Sonera OY J (Diversified Telecom Services)                  616,434
                                                                    -----------
                                                                      4,396,512
                                                                    -----------

            France:                                    10.00%
    9,070   Altran Technologies SA (IT
             Consulting & Services)                                   2,053,406
   14,300   AXA SA (Insurance)                                        2,068,747
   25,895   CGIP (Industrial Conglomerate)                            1,228,451
    8,900   Dassault Systems SA (Software)                              610,328
    6,587   Hermes International (Textile & Apparel)                    933,743
   11,100   L'OREAL  (Personal Products)                                952,016
   23,100   Publicis SA (Media)                                         780,988
   18,500   Societe Generale A (Banking)                              1,150,483
    7,870   Suez Lyonnaise Des Eaux (Multi-Utilities)                 1,437,954
   14,185   Total SA Class B (Oil & Gas)                              2,110,742
                                                                    -----------
                                                                     13,326,858
                                                                    -----------

            Germany:                                    5.65%
    4,289   Alliance AG (Insurance)                                   1,614,455
   25,800   Bayer AG (Chemicals)                                      1,359,669
   27,294   Bayerische Motoren Werke  (Automobiles)                     892,271
   12,900   Epcos AG* (Electronic Equipment & Instruments)            1,126,998
       88   Munchener Ruckversicherung Wts
             6/03/02*  (Insurance)                                        8,928
    4,606   Munchener Ruckversicherung (Insuranace)                   1,644,213
   29,600   Prosieben Media AG PFD (Media)                              881,458
                                                                    -----------
                                                                      7,527,992
                                                                    -----------

            Great Britain:                             18.38%
   68,500   31 Group PLC (Banking)                                    1,268,059
   67,160   Amvescap PLC (Diversified Financials)                     1,379,831
   34,600   Astrazeneca Group PLC (Pharmaceuticals)                   1,746,137
  322,300   Capita Group PLC (Commercial
             Services & Supplies)                                     2,409,676
  103,146   CMG PLC (IT Consulting & Services)                        1,380,396
   51,300   Glaxo Wellcome PLC* (Pharmaceuticals)*                    1,449,798
  185,400   Granada Compass* (Hotels,
             Restaurants & Leisure)                                   2,019,610
  180,000   Hays PLC (Commercial Services & Suppllies                 1,038,934
  114,600   HSBC Holdings PLC (Banking)                               1,687,910
   57,986   Logica PLC (IT Consulting & Services                      1,517,363
   55,859   Provident Financial Group PLC
             (Diversified Financials)                                   826,072
   80,000   Prudential PLC (Insurance)                                1,288,350
   78,200   Royal Bank of Scotland Group ORD (Banking)                1,849,872
   80,000   Royal Bank of Scotland Group PLC* (Banking)                  98,690
  787,419   Vodafone Group PLC (Wireless Telecom Services)            2,890,585
  126,000   WPP Group (Media)                                         1,642,916
                                                                    -----------
                                                                     24,494,199
                                                                    -----------

            Italy:                                      4.83%
  252,300   Eni SPA (Oil & Gas)                                       1,611,672
  537,700   Parmalat Finanziaria SPA (Food Products)                    871,324
   36,200   Pininfarina SPA (Automobiles)                               561,104
  566,000   Pirelli SPA (Auto Components)                             2,015,145
  172,000   Telecom Italia Mobile SPA
             (Wireless Telecom Services)                              1,373,403
                                                                    -----------
                                                                      6,432,648
                                                                    -----------

            Ireland:                                    2.28%
   73,306   Allied Irish Banks PLC (Banking)                            853,909
   29,821   CRH Ord (Construction Materials)                            555,234
   34,700   Elan Corporation ADR* (Pharmaceuticals)                   1,624,394
                                                                    -----------
                                                                      3,033,537
                                                                    -----------

            Netherlands:                                7.38%
   67,062   Aegon NV (Insurance)                                      2,775,694
   30,000   ASM Lithography Holdings NV*
             (Semi-Conductor Equipment & Instruments)                   681,723
   24,800   Heineken NV (Beverages)                                   1,501,499
   11,500   ING Groep NV (Diversified Financials)                       919,128
   44,797   Koninklijke Philips (Household Durables)                  1,642,051
   13,750   Nutreco Holdings NV (Food Products)                         731,088
   24,900   Unilever NV (Food Products)                               1,576,557
                                                                    -----------
                                                                      9,827,740
                                                                    -----------

            Norway:                                     0.90%
   61,600   Tomra Systems AG (Machinery)                              1,193,433
                                                                    -----------

            Denmark:                                    2.42%
    8,100   H Lundbeck AS (Pharmaceuticals)                             795,482
    4,900   Novo-Nordisk AS Class B (Pharmaceuticals)                   879,148
   28,600   Vesta Wind Systems AS (Electrical Equipment)              1,548,408
                                                                    -----------
                                                                      3,223,038
                                                                    -----------

            Spain:                                      0.76%
   61,500   Telefonica De Espana*
            (Diversified Telecom Services)                            1,016,807
                                                                    -----------

            Sweden:                                     6.53%
   10,200   ABB Ltd Zurich (Electrical Equipment)                     1,047,124
  109,560   Assa Abloy Series 'B' (Building Productus)                2,141,521
   82,300   Drott AB B Shares (Real Estate)                           1,133,489
   70,800   Investor AB Class B (Diversified Financials)              1,057,612
   28,600   Modern Times Group AG*  (Media)                             757,495
   25,000   Netcom AB B* (Diversified Telecom Services)               1,038,246
  201,000   Nordic Baltic Holding AB (Banking)                        1,522,566
                                                                    -----------
                                                                      8,698,053
                                                                    -----------

            Switzerland:                               10.35%
   13,850   Credit Suisse Group (Banking)                             2,632,073
      865   Nestle AG (Food Products)                                 2,017,462
      750   Pharma Vision* (Pharmaceuticals)                            541,433
    8,400   PSP Swiss Property AG*  (Real Estate)                       808,540
    4,540   Rieter Holding AG (Machinery)                             1,381,021
       63   Roche Holdings AG (Pharmaceuticals)                         781,329
      290   Roche Holdings Genusscheine (Pharmaceuticals)             2,954,217
      693   Swiss Reinsurance (Insurance)                             1,661,199
1,000,000   Z Canton CW01 Credit Suisse WTS* (Banking)                  265,317
  650,000   Zuercher Kan Swisscom WTS 7/20/01* (Banking)                441,167
  600,000   Zuercher Kantonalbk WTS 6/15/01* (Pharmaceuticals)          303,572
                                                                    -----------
                                                                     13,787,330
                                                                    -----------

            Australia:                                  3.73%
  181,416   Computershare Ltd CPU (Commercial
            Services & Supplies)                                        870.831
   59,553   MacQuarie Bank Ltd (Banking)                                954,211
  198,700   Westfield Holdings Ltd  (Real Estate)                     1,487,075
  201,500   Woodside Petroleum Ltd  (Oil & Gas)                       1,653,205
                                                                    -----------
                                                                      4,965,322
                                                                    -----------

            Hong Kong:                                  1.39%
  147,200   Dah Sing Financial Services (Banking)                       794,533
   85,000   Hutchison Whampoa (Diversified Financials)                1,059,816
                                                                    -----------
                                                                      1,854,349
                                                                    -----------

            Japan:                                     16.18%
   10,800   Benesse Corporation (Commercial
            Services & Supplies)                                        400,210
   31,000   Eisai Co LTD (Pharmaceuticals)                            1,083,727
    8,500   Fanuc Co (Machinery)                                        577,216
   12,000   Fuji Photo Film Co (Leisure
             Equipment & Products)                                      501,311
    6,100   Fujitsu Support and Service Inc.
             (Computers & Peripherals)                                  411,038
    9,400   Hoya Co (Healthcare Equipment & Supplies)                   690,089
   41,000   KAO Corp (Household Products)                             1,189,652
   13,300   Murata Manufacturing Co. Ltd
             (Semi-conductor Equipment & Instruments)                 1,557,595
    9,300   Nintendo Co  Ltd (Leisure Equipment & Products            1,462,218
    1,600   Nippon Television Network (Media)                           541,164
       77   NTT Mobile Comm Network Inc
             (Wireless Telecom Services)                              1,325,730
    8,700   Rohm Co Ltd (Semi-conductor
            Equipment & Instruments)                                  1,649,974
    9,000   Ryohin Keikaku Co Ltd (Textiles & Apparel)                  344,520
   17,500   Secom Co (Commercial Services & Supplies)                 1,139,442
   16,000   Seven-Eleven Japan (Food & Drug Retailing)                  908,932
   35,000   Shin-Etsu Chemical Co (Chemicals)                         1,345,919
   39,500   Takeda Chemical Industries (Pharmaceuticals)              2,333,683
    7,800   TDK Corp (Electronics Equipment & Instruments)              758,049
   34,000   Tokyo Broadcasting System, Inc. (Media)                   1,004,370
   23,700   Terumo Corp (Healthcare Equipment & Supplies)               517,829
   18,500   Tokyo Electron Ltd (Semi-conductor
             Equipment & Instruments)                                 1,015,382
  140,000   Yasuda Fire & Marine Insurance (Insurance)                  806,327
                                                                    -----------
                                                                     21,564,377
                                                                    -----------

            Singapore:                                  2.14%
  114,466   Datacraft Asia Ltd  (Communication Equipment)               540,279
   86,100   DBS Group Holdings Ltd (Banking)                            974,342
   90,500   Singapore Press Holdings Ltd (Media)                      1,337,644
                                                                    -----------
                                                                      2,852,265
                                                                    -----------
            Total Investments:
            (Cost:  $108,162,973) **                   96.22%       128,194,460
            Other assets, net                           3.78%         5,038,591
                                                     -------        -----------
            Net Assets                                100.00%      $133,233,051
                                                     =======       ============

*  Non-income producing
** Cost for Federal income tax purposes is $108,162,973 and net unrealized appreciation consists of:

         Gross unrealized appreciation           $29,633,139
         Gross unrealized depreciation            (9,601,652)
                                                 -----------
         Net unrealized appreciation             $20,031,487
                                                 ===========


ADR--Security represented is held by the custodian bank in the form of American Depositary Receipts.

See Notes to Financial Statements

VONTOBEL INTERNATIONAL EQUITY FUND
DECEMBER 31,2000
INDUSTRY PERCENTAGE BASED ON NET ASSETS

Auto Componets                                          1.51%
Automobiles                                             1.09%
Banking                                                10.88%
Beverages                                               1.70%
Building Products                                       1.61%
Chemicals                                               2.03%
Commercial Services & Supplies                          4.40%
Communication Equipment                                 2.67%
Computers & Peripherals                                 0.31%
Constructions Materials                                 0.42%
Diversified Financials                                  3.93%
Diversified Telecom Services                            2.01%
Electrical Equipment                                    1.95%
Electronic Equipment & Instruments                      1.41%
Food & Drug Retailing                                   0.68%
Food Products                                           3.90%
Healthcare Equipment & Supplies                         0.91%
Hotels, Restaurants, & Leisure                          1.52%
Household Durables                                      1.23%
Household Products                                      0.89%
Industrial Conglomerate                                 0.92%
Insurance                                               8.91%
IT Consulting & Services                                3.72%
Leisure Equipment & Products                            1.47%
Machinery                                               2.37%
Media                                                   5.21%
Multi-Utilities                                         1.08%
Oil & Gas                                               4.03%
Personal Products                                       0.71%
Pharmaceuticals                                        10.88%
Real Estate                                             2.57%
Semi-conductor Equipment & Instruments                  3.68%
Software                                                0.46%
Textile & Apparel                                       0.96%
Wireless Telecom Services                               4.20%
                                                      ------
                                                       96.22%
Other assets, net                                       3.78%
                                                      ======
Net assets                                            100.00%
                                                      ======

VONTOBEL INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000


Assets
 Investments at value (identified cost of
   $108,162,973)(Notes 1 & 3)                                      $128,194,460
Cash  (including foreign currencies)                                     75,517
Receivables:
  Capital stock sold                               $   76,018
  Dividends                                           168,445
  Investments sold                                  3,284,508
  Forward currency contracts - open (Note E)          318,201
  Forward currency contracts - closed               1,503,267
                                                   ----------
                                                                      5,350,439
 Other assets                                                            26,210
                                                                   ------------
Total Assets                                                        133,646,626
                                                                   ------------

Liabilities
   Payables:
     Capital stock redeemed                          120,206
     Investments purchased                            47,343
     Investment management fees                      105,003
                                                     -------
                                                                        272,552
   Accrued expenses                                                     141,023
                                                                   -------------
Total Liabilities                                                       413,575
                                                                   ------------
Net Assets                                                         $133,233,051
                                                                   ============

Net Asset Value, Offering and Redemption Price Per Share
($133,233,051 / 7,064,746 shares outstanding)                      $      18.86
                                                                   ============


At December 31, 2000 there were 50,000,000 shares of $.01 par value stock authorized and the components of net assets are:

  Paid in capital                                                  $111,372,293
  Net unrealized appreciation on investments and
  currency transactions                                              21,860,758
                                                                   ------------
  Net Assets                                                       $133,233,051
                                                                   ============

See Notes to Financial Statements

VONTOBEL INTERNATIONAL EQUITY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

Investment Income
Income:
 Interest                                              $  163,098
 Dividend (Net of foreign tax withheld of $180,696)     1,431,463
 Other income                                             414,466
                                                       ----------
     Total income                                                  $  2,009,027
                                                                   ------------
Expenses:
 Investment management fees (Note 2)                    1,473,957
 Recordkeeping and administrative services (Note 2)       326,388
 Custodian and accounting fees (Note 3)                   186,243
 Shareholder servicing and reports (Note 2)                48,890
 Transfer agent fees (Note 2)                              41,093
 Legal and audit fees                                      62,014
 Filing and registration fees (Note 2)                     17,945
 Other                                                    110,100
                                                       ----------

Total expenses                                                        2,266,630
  Custody credits (Note 3)                                              (20,383)
                                                                   ------------
  Expenses, net                                                       2,246,247
                                                                   ------------
  Net investment loss                                                  (237,220)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES

  Net realized gain on investments                                   30,479,205
  Net realized loss on foreign currency
   conversions and forward currency contracts                        (1,049,024)
  Change in unrealized appreciation on
   investments and foreign currencies                               (63,282,180)
                                                                   ------------
  Net loss on investments                                           (33,851,999)
                                                                   ------------
  Net decrease in net assets resulting from operations             $(34,089,219)
                                                                   ============


See Notes to Financial Statements

VONTOBEL INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     Years ended December 31,
                                                  ------------------------------
                                                       2000              1999
                                                    ---------          --------
OPERATIONS
 Net investment income (loss)                      $   (237,220)    $    41,079
 Net realized gain on investments
   and foreign currency transactions                 29,430,181      24,547,677
 Change in unrealized appreciation
   of investments and currencies                    (63,282,180)     41,562,567
                                                   ------------     -----------
 Net increase (decrease) in net assets
   resulting from operations                        (34,089,219)     66,151,323


DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income ($0.08 and $0.05 per
  share, respectively)                                 (627,200)       (345,700)
 Net realized gain from investment transactions
  ($3.74 and $1.25 per share, respectively)         (27,918,360)     (8,366,747)

CAPITAL SHARE TRANSACTIONS
 Net increase (decrease) in net assets
  resulting from capital share transactions*          3,330,550     (26,834,678)
                                                   ------------     -----------
 Net increase (decrease) in net assets              (59,304,240)     30,604,198
 Net assets at beginning of year                    192,537,291     161,933,093
                                                   ------------     -----------
NET ASSETS at end of year                          $133,233,051    $192,537,291
                                                   ============    ============

*A summary of capital share transactions follows:

                                            Years ended December 31,
                           ----------------------------------------------------
                                      2000                          1999
                           ------------------------   -------------------------
                             Shares         Value       Shares          Value
                           ---------    -----------   ----------   ------------
Shares sold                4,117,828    $98,565,885   11,858,769   $247,523,446
Shares reinvested
  from distributions       1,490,175     27,463,940      351,845      8,229,657
Shares redeemed           (5,416,532)  (122,699,275) (13,362,079)  (282,587,781)
                          ----------   ------------   ----------   ------------
Net increase (decrease)      191,471    $ 3,330,550   (1,151,465)  ($26,834,678)
                          ==========   ============   ==========   ============


See Notes to Financial Statements

VONTOBEL INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR



                                                      Years ended December 31,
                                      ----------------------------------------------------
                                       2000        1999       1998       1997        1996
                                       ----        ----       ----       ----        ----

Per Share Operating
Performance
Net asset value, beginning of         $28.01       $20.18     $18.15     $18.22     $17.13
year
                                      ------       ------     ------     ------     ------
Income from investment operations
   Net investment income (loss)        (0.03)(1)     0.06       0.01      (0.03)      0.03
   Net realized and unrealized
    gain (loss) on investments         (5.30)        9.07       2.98       1.74       2.85
                                      ------       ------     -------    ------     ------
Total from investment operations       (5.33)        9.13       2.99       1.71       2.88
                                      ------       ------     ------      -----     ------
Less distributions-
   Distributions from net
    investment income                  (0.08)       (0.05)       -            -      (0.03)
   Distributions from realized gains   (3.74)       (1.25)     (0.96)     (1.78)     (1.76)
                                      ------       ------     ------      -----     ------
   Total distributions                 (3.82)       (1.30)     (0.96)     (1.78)     (1.79)
                                      ------       ------     ------      -----     ------
Net asset value, end of the year      $18.86       $28.01     $20.18     $18.15     $18.22
                                      ======       ======     ======     ======     ======

Total Return                          (18.70%)      46.52%     16.77%      9.19%     16.98%
Ratios/Supplemental Data
Net assets, end of year (000's)     $133,233     $192,537   $161,933   $160,821   $151,710
Ratio to average net assets-
  Expenses (A)                          1.39%        1.28%      1.40%      1.56%      1.60%
  Expenses-net (B)                      1.38%        1.27%      1.36%      1.50%      1.39%
  Net investment income (loss)         (0.15%)       0.03%      0.06%     (0.17%)     0.15%
Portfolio turnover rate                69.12%       37.91%     41.51%     38.45%     54.58%




(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.
(1) Based on average shares outstanding

See Notes to Financial Statements

Vontobel International Equity Fund
Notes to the Financial Statements
December 31, 2000
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES-The Vontobel International Equity Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in December, 1984 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located in the Europe and the Pacific Basin.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S.
dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date.

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Forward Currency Contracts. Forward sales of currencies are undertaken to hedge certain assets denominated in currencies that Vontobel USA Inc. ("VUSA"), the Fund's investment advisor, expects to decline in value in relation to other currencies. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be at risk if the counter parties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably. The Fund had the following forward currency contract outstanding at December 31, 2000.

Contracts to Sell                                               Unrealized
Foreign Currency            In Exchange for  Settlement Date    Gain(Loss)
-----------------           ---------------  ---------------    -----------

600,000,000 Japanese Yen    U.S. $5,664,920      5/2/01           $318,201

F. Distribution to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

G. Accounting Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.



NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER-Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA Inc.("VUSA") provides investment services for an annual fee of 1.00% on the first $100 million of average daily net assets and .75% on average daily net assets over $100 million.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $344,506, for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $55,525, for its services for the year ended December 31, 2000.

To discourage short term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than three months. Such fees amounted to $767,174, for the year ended December 31, 2000, representing .47% of average net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY-Purchases and sells of securities other than short-term notes aggregated $110,914,930 and $138,439,741, respectively. The custodian has provided credits in the amount of $20,383 against custodian and accounting charges based on credits on cash balances of the Fund.

NOTE 4-SECURITIES LENDING-At December 31, 2000 securities valued at $1,390,723, were on loan to brokers. For collateral, the Fund received shares of a short-term global investment trust valued at $1,460,525. Income from securities lending amounted to $63,481 for the year ended December 31, 2000. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of Vontobel Funds, Inc.
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel International Equity Fund, a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel International Equity Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 18, 2001

VONTOBEL EASTERN EUROPEAN EQUITY FUND
ANNUAL REPORT 2000

Dear Shareholder:

2000 was a year of striking reversals: The Russian market surged on the back of President Yeltsin's surprise resignation and anticipation of a more reformist Putin administration, then soured due to government attacks on oligarchs, corporate governance issues and utility sector restructuring plans. The rise in crude oil prices that contributed to the positive sentiment toward Russia became too much of a good thing as the impact of higher energy costs raised fears of inflation in the West. The global mania for TMT stocks sent Central European markets soaring in the first quarter; at their peak in late March the Czech Republic, driven by its two telecom stocks, and Poland, driven by demand for its high tech sector, gained 40% in US dollar terms. The end of the TMT boom was equally dramatic. Telecom operators dragged local indices lower in the face of global concerns about the growth of Internet and data demand, the cost of third-generation mobile licenses, and creditworthiness. Shrinking trading volumes also contributed to the region's volatility. Poland, Russia and the Czech Republic all finished the year with trading volumes significantly below those seen in the first quarter.

A December rally in most Eastern European markets, with the notable exception of Russia, did little to curb the damage wrought by the nine-month global correction in tech issues. Hungary and Poland, the fund's two largest weightings at the end of the year, gained 22.5% and 21.1% respectively in December; however, they produced US dollar returns of (20.0%) and 1.6% respectively in 2000. The Czech Republic lost 4.8% for the year, while Croatia gained 6.9%. After a strong start the Russian market lost 32.5% in the fourth quarter and ended the year down 2.7%.

Vontobel Eastern European Equity Fund surged 19% in December, eking out a fourth quarter gain of 0.4%. For the year the fund lost 17.5% vs. a 10.5% decline in Nomura Research Institute's Composite-11 Index. The fund's relative underperformance was due to its underweighting of Poland and the Czech Republic (these country weights were boosted significantly over the course of the year), its overweight in Hungary, and the impact of the euro's 6% year-over-year decline vs. the US dollar.

2000 was an impressive year for Russia, with the election of a new President, restructuring of the tax system, and a budget surplus generated by high crude oil prices and spending restraint. Despite 2000 GDP growth of 7%, strong fixed asset investment growth of 17%, and record international currency reserves, we became increasingly concerned about the pace of restructuring and reforms. Our concerns were fueled by such actions as the government's surprise confiscation of frequencies from two Moscow cellular operators (which were subsequently restored); the restructuring of Norilsk Nickel, which diluted minority shareholdings by 11.5%; and the proposed restructuring of utility giant Unified Energy Systems, which is feared to be disadvantageous to minority shareholders. Moreover, the diminished appetite for risk among foreign investors and low trading volumes contributed to our fundamental concerns. By year end we had reduced our overweight in Russia to 16%, from a peak of 40% at the end of August. Our Russian holdings are mostly liquid blue-chip companies in the oil & gas sector, such as Surgutneftegaz, Lukoil, and Tatneft.

The performance of the Hungarian and Polish markets stood in stark contrast to one another in 2000. Hungary's strong economic growth, driven by demand for exports to Western Europe, was not reflected in its market performance. Government efforts to control inflation through regulated pricing of the gas industry, price freezes in the pharmaceutical sector and on tariff increases for Matav, the national telecom operator, curbed investor enthusiasm. The market's principal wound was inflicted by Matav, which surged 41% in the first quarter only to end the year with a 41.5% loss. We maintain our overweight position in this market due to expectations for strong earnings growth in 2001 and its low weighting in other funds.

The Polish market, on the other hand, ignored poor macroeconomic data and a rise in interest rates at the beginning of the year and soared on account of the demand for TMT stocks. Market sentiment weakened in the face of slowing domestic demand, higher than expected inflation, and a looser than expected 2001 budget proposal that led to fears of early parliamentary elections and a socialist sweep. Thanks to a strong domestic institutional investor base, the market finished the year with a positive performance as pension funds increased their equity weightings during the fourth quarter.

The key global drivers for Eastern Europe this year will be the extent of the slowdown of the US economy, the relative strength of the euro vs. the US dollar, the average price of crude oil, and the proposal of a concrete timeline for candidate countries to join the European Union. Clear indications of a soft landing in the US will go a long way toward boosting investor sentiment and re-igniting demand for riskier Eastern European assets. If growth rates in Western Europe remain strong, they could drive the open economies of the Czech Republic and Hungary through the demand for exports. A strengthening of the euro should benefit Central European exporters but, in conjunction with weaker oil prices, could prove detrimental to Russia.

For now, we are maintaining our tactical overweight in Russia. We think Russia will benefit the most from an improvement in investor sentiment, followed by the liquid blue-chips of Hungary and Poland, which should also benefit from renewed interest in the region due to their depressed valuations.

David Molnar
Fund Manager
January 29, 2001

                                                  NRI
                                             Composite-11
                        Fund Weightings        Weightings
                           (12.31.00)          (12.31.00)


Hungary                       32.0%               16.1 %
Poland                        31.1 %              45.2 %
Russia                        16.1%               10.9 %
Croatia                        4.2 %               2.9 %
Czech Republic                12.3 %              14.6 %
Others                         1.7 %              10.3 %
Cash                           2.6 %                -


                              Top Holdings Report
                      Vontobel Eastern European Equity Fund
                                   12/31/00
Security                                                       Weight
--------                                                       ------
Telekomunikacja Polska            Telecommunications            9.7%
Matav                             Telecommunications            9.2%
Cesky Telecom                     Telecommunications            6.4%
OTP Bank                          Banking                       5.9%
Polski Koncern                    Oil & Gas                     5.8%
Komercni Bank                     Banking                       4.5%
Pliva                             Medical/Drugs                 4.2%
Lukoil                            Oil & Gas                     3.9%
Gedeon Richter                    Medical/Drugs                 3.6%
KGHM Polska Miedz                 Metals                        3.5%

COMPARISON OF $10,000 INVESTMENT IN
VONTOBEL EASTERN EUROPEAN EQUITY FUND VS. NRI COMPOSITE-11*



[Start graph]



DATE                    Vontobel Eastern     NRI Composite-11
                      European Equity Fund

 2/15/96                    $10,000               $10,000
12/31/96                    $14,890               $13,476
12/31/97                    $16,191               $13,571
12/31/98                    $ 8,642               $10,607
12/31/99                    $ 9,895               $12,358
12/31/00                    $ 8,164               $11,061

[End graph]


Past Performance is not predictive of future performance.


* Nomura Research Institute's Composite-11 index is comprised of equities traded on listed markets in Poland, the Czech Republic, Hungary, Slovakia, Croatia, Romania, Slovenia, Estonia, Latvis, Lithuania and Russia. Returns do not include dividends and are expressed in US$.

(The comparative index is not adjusted to reflect expensed that the SEC requires to be reflected in the fund's performance.)

------------------------------------------------------------------------------
Average Annual Total Returns for Periods ended December 31, 2000

       1 Year            3 Years          Since inception 02/15/96
       (17,49%)         (20.41%)                    (4.07%)

Performance figures assume the reinvestment of all dividends and distributions.
-------------------------------------------------------------------------------

Vontobel Eastern European Equity Fund
                     SCHEDULE OF PORTFOLIO INVESTMENTS
                             DECEMBER 31, 2000

  Number of                                                              Market
   Shares     Security Description                                       Value
  ---------   --------------------                                       ------

             Common Stocks:                                97.35%

             Croatia:                                       4.20%
     70,300  Pliva D D GDR  (Medical-Drugs)                         $   808,450


             Czech Republic:                               12.29%
     38,400  Ceske Energticke Zavody AS CEZ* (Utilties)                 101,750
      5,000  Ceske Radiokmunikace Reg S
               GDR* (Telecom Services)                                  168,750
     90,100  Cesky Telecom AS Sponsored GDR Reg S*
               (Telecom Services)                                     1,227,612
    106,800  Komercni Banka AS Sponsored ADR* (Banking)                 865,080
                                                                     ----------
                                                                      2,363,192
                                                                     ----------
             Estonia:                                       0.00%
  1,206,800  Britannic Group PLC (Natural Resources)                          0
                                                                     ----------

             Hungary:                                      32.01%
     30,355  Danubus Hotel & Spahuf (Hotels)                            471,351
     18,600  Delmagyarorszagi Aramsz Sponsored GDR
               Utilities-Electric)                                      174,840
      6,200  Egis Gyogysergyar (Medical-Drugs)                          234,357
     11,640  Gedeon Richter Ltd GDR Reg S (Medical Drugs)               683,850
     29,427  Magyar Olay Es Gazipari RT (Oil and Gas)                   498,196
     86,300  Matav RT ADR (Telecommunications)                        1,763,756
      2,500  North American Bus Industries* (Auto-Trucks)                40,816
     20,500  OTP Bank GDR (Banking)                                   1,132,625
     35,047  Pannonplast Muanyagipari (Construction Materials)          566,598
     22,939  Pick Szeged*  (Food-Meat)                                  589,046
                                                                     ----------
                                                                      6,155,435
                                                                     ----------

             Poland:                                       31.10%
     16,000  Agora GDR Reg S* (Media)                                   340,000
     20,500  Bank Polska Kasa Opieki* (Banking)                         310,042
      2,550  Bank Slaski (Banking)                                      145,009
     29,900  Elektrim SA (Engineering)*                                 366,108
     20,000  KGHM Polska Midez SA* (Metals)                             124,864
     53,300  KGHM Polska Miedz GDR* (Metals)                            667,583
     23,000  Mostostal Warzawa SA* (Construction)                        58,161
     75,000  Mostostal Zabrze-Holding SA (Construction)                 163,339
     11,000  Netia Holdings SA ADR* (Telecom Services)                  203,775
     56,300  Orbis SA* (Hotels)                                         352,854
    100,400  Polski Koncern Nafto GDR (Oil and Gas)                   1,114,440
    272,300  Telekomunikacja Polska SA GDR
               (Telecommunications)                                   1,858,448
     25,926  Zakalady Metali Lekkich * (Manufacturing)                  276,042
                                                                     ----------
                                                                      5,980,665
                                                                     ----------

             Slovakia:                                      1.67%
    125,000  Slovakofarma GDR Reg S (Pharmaceuticals)                   225,000
      8,600  Slovnaft AS* (Oil and Gas)                                  96,609
                                                                     ----------
                                                                        321,609
                                                                     ----------

             Russia:                                       16.08%
     25,000  Tatneft Sponsored ADR Reg S (Oil and Gas)                  177,500
     23,000  Cores Russian CTFS YAR Telecom
               (Telecommunications)                                      17,250
     20,800  Lukoil Oil Co Sponsored ADR (Oil and Gas)                  748,800
     16,700  Mobile Telesystems Sponsored ADR*
               (Telecommunications)                                     400,000
     52,400  Mosenergo Sponsored ADR (Electric-Ingetrated)              125,760
     23,000  RAO Gazprom Sponsored ADR Reg S (Oil and Gas)              143,750
      6,100  RAO Unified Energy System ADR
               (Electric-Distribution)                                   48,038
     13,100  Rostelecom Long Distance&Intl Tl ADR
             (Telecommunications)                                        67,956
    131,000  Sibneft Sponsored ADR  (Oil)                               347,150
     55,000  Surgutneftegaz Sponsored ADR* (Oil and Gas)                572,000
     16,100  Unified Energy Systems GDS (Utilities-Electric)            126,788
     21,300  Vimpel Communications Sponsored ADR*
               (Telecommunications)                                     316,837
                                                                     ----------
                                                                      3,092,629
                                                                     ----------

             Total Investments
             (Cost:  $25,214,033) **                       97.35%    18,721,980
             Other assets, net                              2.65%       510,362
                                                           -----    -----------
             Net Assets                                   100.00%   $19,232,342
                                                          ======    ===========


*  Non-income producing
** Cost for Federal income tax purposes is $25,214,033 and net unrealized depreciation consists of:

             Gross unrealized appreciation          $   552,461
             Gross unrealized depreciation           (7,044,514)
                                                    -----------
             Net unrealized depreciation            $(6,492,053)
                                                    ===========

ADR--Security  represented is held by the custodian bank in the form of American
     Depositary Receipts.
GDR--Security represented is held by the custodian bank in the form of Global
     Depositary Receipts.

See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
DECEMBER 31, 2000
INDUSTRY PERCENTAGE BASED ON NET ASSETS

Auto-Trucks                                                          0.21%
Banking                                                             12.75%
Construction                                                         1.15%
Construction Materials                                               2.95%
Electric-Distribution                                                0.25%
Electric-Integrated                                                  0.65%
Engineering                                                          1.90%
Food-Meat                                                            3.06%
Hotels                                                               4.28%
Manufacturing                                                        1.44%
Media                                                                1.77%
Medical-Drugs                                                        8.98%
Metals                                                               4.12%
Natural Resources                                                    0.00%
Oil                                                                  1.81%
Oil and Gas                                                         17.43%
Pharmaceuticals                                                      1.17%
Telecom Services                                                     8.32%
Telecommunications                                                  23.01%
Utilities                                                            0.53%
Utilities-Electric                                                   1.57%
                                                                   ------
                                                                    97.35%
Other assets, net                                                    2.65%
                                                                   ------
Net Assets                                                         100.00%
                                                                   ======

VONTOBEL EASTERN EUROPEAN EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000


Assets
 Investments at value (identifed cost of                            $18,721,980
 $25,214,033) (Notes 1 & 3)

Cash (including foreign currencies at value)                            648,024
Receivables:
  Capital stock sold                                  $18,930
  Dividends                                            17,366
                                                     --------
                                                                         36,296
  Deferred organizational costs                                           1,808
                                                                    -----------
Total Assets                                                         19,408,108
                                                                    -----------

Liabilities
   Payables:
     Investment management fees                        20,048
     Capital stock redeemed                            89,555
                                                     --------
                                                                        109,603
   Accrued expenses                                                      66,163
                                                                    -----------
Total Liabilities                                                       175,766
                                                                    -----------
Net Assets                                                          $19,232,342
                                                                    ===========
Net Asset Value, Offering and Redemption Price Per Share
($19,232,342 / 2,499,532 shares outstanding)                        $      7.69
                                                                    ===========
At  December  31,  2000 there  were  50,000,000  shares of
 $.01 par value stock authorized and the components of net assets are:

  Paid in capital                                                   $70,458,567
  Net unrealized depreciation on
   investments and foreign currency transactions                     (6,492,049)
  Accumulated net realized loss on investments                      (44,734,176)
                                                                    -----------
  Net Assets                                                        $19,232,342
                                                                    ===========

See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
STATEMENT OF OPERATIONS
FOR YEAR ENDED DECEMBER 31, 2000

Investment Income
Income:
 Dividend (Net of foreign tax withheld of $37,753)     $176,625
 Other income                                            63,848
                                                       --------
  Total income                                                       $  240,473
                                                                     ----------

Expenses:
    Investment management fees (Note 2)                 365,861
    Recordkeeping and administrative
       services (Note 2)                                 58,538
    Custodian and accounting fees (Note 3)               77,156
    Transfer agent fees (Note 2)                        106,239
    Shareholder servicing and reports (Note 2)           92,946
    Legal and audit fees                                 36,867
    Filing and registration fees (Note 2)                14,398
    Organizational costs                                 14,054
    Other                                                35,668
                                                       --------

Total expenses                                                          801,727
    Custody credits (Note 3)                                            (44,668)
                                                                     ----------
    Expenses, net                                                       757,059
                                                                     ----------
    Net investment loss                                                (516,586)
                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS)ON
INVESTMENTS AND FOREIGN CURRENCIES

  Net realized gain on investments                                    1,703,325
  Net realized loss on foreign currency conversions                     (21,163)
  Net change in unrealized depreciation of
    investments and foreign currencies                               (5,555,250)
                                                                     ----------
  Net loss on investments                                            (3,873,088)
                                                                     ----------
  Net decrease in net assets resulting from operations              $(4,389,674)
                                                                    ===========

See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS



                                                    Years ended December 31,
                                                   ----------------------------
                                                        2000           1999
                                                   ------------     -----------

OPERATIONS
 Net investment loss                               $  (516,586)     $  (729,279)
 Net realized gain (loss) on investments
  and foreign currency transactions                  1,682,162      (20,580,372)
 Change in unrealized depreciation of
  investments and foreign currencies                (5,555,250)      24,939,581
                                                   -----------      -----------
 Net increase (decrease) in net assets
  resulting from operations                         (4,389,674)       3,629,930

CAPITAL SHARE TRANSACTIONS
 Net decrease in net assets resulting from
  capital share transactions*                      (10,022,008)      (6,139,848)
                                                   -----------      -----------
 Net decrease in net assets                        (14,411,682       (2,509,918)
 Net assets at beginning of year                    33,644,024       36,153,942
                                                   -----------       ----------
NET ASSETS at end of year                          $19,232,342      $33,644,024
                                                   ===========      ===========


*A summary of capital share transactions follows:


                                              Years ended December 31,
                            ---------------------------------------------------
                                      2000                       1999
                            ------------------------  -------------------------
                              Shares       Value        Shares         Value
                              ------       -----        ------         -----
Shares sold                 1,232,004   $ 12,273,645   1,024,124    $ 8,406,082
Shares redeemed            (2,343,332    (22,295,653  (1,854,214    (14,545,930)
                            ---------   ------------   ---------    -----------
Net decrease               (1,111,328)  $(10,022,008)   (830,090)   $(6,139,848)
                            =========   ============   =========    ===========

See Notes to Financial Statements

VONTOBEL EASTERN EUROPEAN EQUITY FUND
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------------------------------------


                                                           Years ended December 31,              February 15,*
                                                    -----------------------------------------         to
                                                     2000        1999       1998       1997      December 31,1996
                                                    ------     -------    -------     -------    ----------------

Per Share Operating Performance
Net asset value, beginning of period                 $9.32      $8.14      $15.25      $14.89        $10.00
                                                     -----      -----      ------      ------        ------
Income from investment operations-
   Net investment loss                               (0.21)(1)  (0.20)      (0.31)      (0.19)        (0.06)
   Net realized and unrealized gain (loss)
   on investments                                    (1.42)      1.38       (6.80)       1.47          4.95
                                                     -----      -----      ------      ------        ------
Total from investment operations                     (1.63)      1.18       (7.11)       1.28          4.89
                                                     -----      -----      ------      ------        ------
Less distributions-
  Distributions from realized
    gains on investments                                -          -          -         (0.92)           -
                                                     -----      -----      ------      ------        ------
Total distributions                                     -          -          -         (0.92)           -
                                                     -----      -----      ------      ------        ------
Net asset value, end of period                       $7.69      $9.32       $8.14      $15.25        $14.89
                                                     =====      =====      ======      ======        ======

Total Return                                        (17.49%)    14.50%     (46.62)%      8.74%        48.90%

Ratios/Supplemental Data
Net assets, end of period (000's)                  $19,232    $33,644     $36,154    $139,408       $61,853
Ratio to average net assets-
  Expenses (A)                                        2.81%      3.37%       2.57%       1.94%         2.02%**
  Expenses-net (B)                                    2.59%      3.26%       2.41%       1.66%         1.71%*
  Net investment loss                                (1.76%)    (2.35%)     (1.67%)     (1.30%)       (1.07%)**
Portfolio turnover rate                              85.97%    103.80%     135.35%     105.86%        38.69%


*     Commencement of operations
**    Annualized

(A) Expense ratio has been increased to include additional custodian fees which were offset by custodian fee credits.
(B) Expense ratio-net reflects the effect of the custodian fee credits the fund received.
(1) Based on average shares outstanding

See Notes to Financial Statements

Vontobel Eastern European Equity Fund
Notes to the Financial Statements
December 31, 2000
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES-The Vontobel Eastern European Equity Fund (the"Fund") is a series of Vontobel Funds, Inc. ("VFI") which is registered under The Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund was established in February, 1996 as a series of VFI which has allocated to the Fund 50,000,000 of its 500,000,000 shares of $.01 par value common stock.

The objective of the Fund is to achieve capital appreciation by investing in a carefully selected and continuously managed diversified portfolio consisting primarily of equity securities of issuers located the Eastern Europe.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

Security Valuation. Investments traded on stock exchanges are valued at the last quoted sales price on the exchange on which the securities are traded as of the close of business on the last day of the period or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Fund's Board of Directors. Securities traded in the over-the-counter market are valued at the last available sale price in the over-the-counter market prior to time of valuation. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the direction of the Fund's officers in a manner specifically authorized by the Board of Directors of the Fund. Temporary investments in U.S. dollar denominated short-term investments are valued at amortized cost, which approximates market. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the closing price on the exchange on which they are traded, and those values are then translated into U.S.
dollars at the current exchange rate.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The fund has capital loss carryforwards, available to offset future capital gains, if any, of $43,623,476 of which $20,327,913 expires in 2006, $18,895,462 expires in 2007 and $4,400,101 expires in 2008.

Additionally the fund incurred capital losses of $1,110,700 after October 31, 2000 which are deemed, under income tax regulations, to occur in the first day of the fund's next fiscal year (January 1, 2001).

C. Security Transactions and Dividends. Security transactions are accounted for on the trade date. The cost of securities sold is determined generally on a first-in, first-out basis. Dividends are recorded on the ex-dividend date or when such automation is made available to the fund..

D. Currency Translation. The market values of foreign securities, currency holdings, other assets and liabilities initially expressed in foreign currencies are recorded in the financial statements after translation to U.S. dollars based on the exchange rates at the end of the period. The cost of such holdings is determined using historical exchange rates. Income and expenses are translated at approximate rates prevailing when accrued or incurred. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

E. Distribution to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses and post-October capital and currency losses.

F. Deferred Organizational Expenses. All of the expenses of the Fund incurred in connection with its organization and the public offering of its shares have been assumed by the Fund. The organization expenses allocable to the Fund are being amortized over a period of sixty (60) months.


G. Use of Estimates. In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those estimates.


NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS AND OTHER-Pursuant to an Investment Advisory Agreement, the Advisor, Vontobel USA Inc.("VUSA") provides investment services for an annual fee of 1.25% on the first $500 million of average daily net assets and 1.00% on average daily net assets over $500 million.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its administrative agent, $77,795 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives 0.20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $118,407 for its services for the year ending December 31, 2000.

To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short term investing, the Fund charges a 2% fee on such redemption of shares held less than six months. Such fees amounted to $134,316 for the year ended December 31, 2000, representing 0.46% of average net assets.

Certain officers and/or directors of the Fund are also officers and/or directors of VUSA, CSS, and FSI.

NOTE 3-INVESTMENTS/CUSTODY-Purchases and sells of securities other than short-term notes aggregated $24,089,341 and $33,721,174, respectively. The custodian has provided credits in the amount of $44,668 against custodian and accounting charges based on credits on cash balances of the Fund.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Directors of Vontobel Funds, Inc.
Richmond, Virginia

We have audited the accompanying statement of assets and liabilities of Vontobel Eastern European Equity Fund, a series of Vontobel Funds, Inc., including the schedule of portfolio investments as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period February 15, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Vontobel Eastern European Equity Fund as of December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period February 15, 1996 to December 31, 1996, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER AND BAKER
Philadelphia, Pennsylvania
January 18, 2001

Vontobel Fund Distributors
A division of First Dominion Capital Corp.
Member firm NASD
1500 Forest Avenue, Suite 223
Richmond, VA  23229
Telephone (800) 527-9500